UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
November 14, 2025

Fox Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(212) 852-7000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on November 14, 2025. A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below.
Proposal 1: The following individuals were elected as directors:

Name	For	Against	Abstain	Broker Non-Votes
Lachlan K. Murdoch	168,322,176	33,521,107	158,707	7,808,369
Tony Abbott AC	195,180,510	6,662,431	159,049	7,808,369
William A. Burck	167,513,083	34,326,927	161,980	7,808,369
Chase Carey	164,784,319	37,054,889	162,782	7,808,369
Roland A. Hernandez	186,867,770	14,906,716	227,504	7,808,369
Margaret “Peggy” L. Johnson	172,225,491	29,615,210	161,289	7,808,369
Paul D. Ryan	154,435,718	47,405,300	160,972	7,808,369
Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 passed and was voted upon as follows:

For:	209,577,557
Against:	35,233
Abstain:	197,569
Proposal 3: A proposal to approve, on an advisory, nonbinding basis, named executive officer compensation passed and was voted upon as follows:

For:	192,375,927
Against:	8,152,439
Abstain:	1,473,624
Broker Non-Votes:	7,808,369

Proposal 4: A proposal to approve, on an advisory, nonbinding basis, the frequency of future advisory votes to approve named executive officer compensation was voted upon as follows:

1 Year:	199,235,379
2 Years:	26,030
3 Years:	2,720,495
Abstain:	20,086
Broker Non-Votes:	7,808,369

In light of the voting results on Proposal 4 and consistent with the recommendation of the Board of Directors of the Company included in the Company’s proxy statement, the Company has decided to hold an advisory vote to approve named executive officer compensation annually.

Proposal 5: A stockholder proposal to improve the executive compensation program did not pass and was voted upon as follows:

For:	8,210,059
Against:	193,332,413
Abstain:	459,518
Broker Non-Votes:	7,808,369

Proposal 6: A stockholder proposal regarding simple majority vote did not pass and was voted upon as follows:

For:	76,951,261
Against:	124,869,299
Abstain:	181,430
Broker Non-Votes:	7,808,369

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Adam G. Ciongoli
Name: Adam G. Ciongoli
Title: Chief Legal and Policy Officer
November 17, 2025